UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 7, 2018

Twenty-First Century Fox, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32352	26-0075658
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas, New York, New York		10036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-852-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 8.01 Other Events.

On August 7, 2018, Twenty-First Century Fox, Inc. (“21CF” or the “Company”) issued a press release announcing that it has posted an offer document (the “Offer Document”) and a form of acceptance to accept the offer (the “Form of Acceptance”) to shareholders of Sky plc (“Sky”) in respect of its previously announced cash offer for the fully diluted share capital of Sky which the Company and its affiliates do not already own (the “Sky Acquisition”) at a price of £14.00 for each Sky share (the “Offer”), that would be implemented by way of a takeover offer.

It is a requirement of the City Code on Takeovers and Mergers (the “City Code”) that the Company publish an offer document in respect of its previously announced cash offer by no later than August 9, 2018 (being the date falling 28 days after the satisfaction or waiver of the last outstanding pre-condition to the previously announced cash offer). The Company satisfied this requirement by posting the Offer Document and Form of Acceptance.

The Company announced that it intends to implement the Sky Acquisition by way of a takeover offer within the meaning of Part 28 of the Companies Act 2006 (the “Act”) rather than by means of a scheme of arrangement in accordance with Part 26 of the Act, which was the proposed structure of the Sky Acquisition prior to the announcement.

The Sky Acquisition is conditional on, among other things, the Company securing valid acceptances of the Offer in respect of Sky shares which represent 75% or more of the Sky shares to which the Offer relates. The Company reserves the right to reduce this acceptance condition to a level which is not less than a simple majority of all Sky shares (including those held by the Company and its wholly-owned subsidiaries).

The Company notes that, in accordance with Rule 32.1 of the City Code, the deadline for publication of a revised offer document is  September 22, 2018, or such later date as the UK Panel on Takeovers and Mergers may determine in accordance with the City Code.

The Sky Acquisition is subject to the full terms and conditions set out in the Offer Document and Form of Acceptance. A copy of the Company’s press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Notes on Forward Looking Statements

This announcement and the Offer Document may contain certain forward-looking statements, within the meaning of Section 21E of the US Exchange Act, and Section 27A of the US Securities Act of 1933, as amended, with respect to the financial condition, results of operations and business of 21CF or Sky and certain plans and objectives of 21CF with respect thereto. All statements other than statements of historical fact included in this document may be forward-looking statements. Forward-looking statements also often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aims”, “continue”, “will”, “may”, “should”, “would”, “could”, or other words of similar meaning. Forward-looking statements (including those relating to the consummation of the Sky Acquisition and the anticipated benefits thereof) by their nature address matters that are, to different degrees, uncertain. These and other forward-looking statements, including statements regarding any failure to complete the Sky Acquisition or to make any filing or take any other action required to complete the Sky Acquisition in a timely manner or at all, are subject to risks, uncertainties, assumptions and other factors. A number of important factors could cause actual results to differ materially from those expressed in any such forward-looking statements. These risk factors include, but are not limited to: (i) the risk that the Sky Acquisition may not be completed on anticipated terms and timing or at all, (ii) the ability of Sky and 21CF to integrate the businesses successfully and to achieve anticipated benefits, (iii) the risk that disruptions from the Sky Acquisition or risks associated with future business combinations or dispositions will harm Sky’s or 21CF’s businesses, (iv) legislative, regulatory, economic, political and market developments, (v) changes in the global, political, economic, business and competitive environments, market and regulatory forces, and unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, (vi) the risks due to fluctuations in exchange and interest rates, and (vii) the risks, uncertainties, assumptions and other factors set forth in the public filings made by Sky and the public filings with the SEC made by 21CF, including the section titled “Risk Factors” in 21CF’s annual report on Form 10-K for the fiscal year ended June 30, 2017 and quarterly reports on Form 10-Q for the fiscal quarters ended September 30, 2017, December 31, 2017 and March 31, 2018 and any updating information in subsequent SEC filings. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this document. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this document. 21CF and Sky disclaim any obligation to update any forward-looking or other statements contained in this document, except as required by applicable law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press release of Twenty-First Century Fox, Inc., dated August 7, 2018

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Twenty-First Century Fox, Inc., dated August 7, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Twenty-First Century Fox, Inc.

August 7, 2018	By:	/s/ Janet Nova

Name: Janet Nova
Title: Executive Vice President and Deputy Group General Counsel

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